UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

| |     Preliminary Information Statement
| |     Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2))
|X|     Definitive Information Statement

                       Energroup Technologies Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|     None required
| |     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:
          5)   Total fee paid:

| |     Fee paid previously with preliminary materials.

| |     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                       ENERGROUP TECHNOLOGIES CORPORATION
                               12890 Hilltop Road
                               Argyle, Texas 76226
                            Telephone: (972) 233-0300


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 14, 2007

To Our Shareholders:

     A Special Meeting of Shareholders of Energroup Technologies Corporation, a Utah corporation, will be held at 12890 Hilltop Road, Argyle, Texas 76226 on August 14, 2007, at 10:00 a.m., local time, for the purpose of considering and taking action on the following proposals:

     1. To approve a reverse split of our issued and outstanding shares of Common Stock on a 1-for-7 basis so that shareholders of record on the effective date for such split shall receive one (1) share of our Common Stock for each seven (7) shares now held by them. In connection with the reverse split, no shareholder of record on the Record Date who holds fewer than 100 shares shall be affected by the reverse split and no shareholder of record on the Record Date who holds more than 100 shares shall have his or her ownership reduced to fewer than 100 shares of our post-split Common Stock.

     2. To approve a change in the state of incorporation of the Company from Utah to Nevada by merging the Company with and into a newly formed Nevada subsidiary, in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

     The Board of Directors has fixed the close of business on July 9, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Holders of at least a majority of the shares outstanding on the Record Date must be represented at the Special Meeting in order to constitute a quorum for the transaction of business.

     Shares of Common Stock can be voted at the Special Meeting only if the holder is present at the meeting in person or by valid proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     All stockholders are cordially invited to attend the Special Meeting.

                                    By Order of the Board of Directors,

                                    /s/ Timothy P. Halter
                                    Timothy P. Halter
                                    President
Argyle, Texas
July 23, 2007

                              INFORMATION STATEMENT

                         ENERGROUP HOLDINGS CORPORATION
                               12890 Hilltop Road
                               Argyle, Texas 76226
                            Telephone: (972) 233-0300

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


                        PURPOSE OF INFORMATION STATEMENT

     This Information Statement (the "Information Statement") is being mailed on or about July 23, 2007 to the shareholders of record of Energroup Technologies Corporation, a Utah corporation (the "Company"), in connection with a special meeting of the Company's shareholders (the "Special Meeting") that will be at 12890 Hilltop Road, Argyle, Texas 76226 on August 14, 2007, at 10:00 a.m., local time. The Board of Directors has fixed the close of business on July 9, 2007 (the "Record Date") as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Except as otherwise indicated by the context, references in this Information Statement to "Company," "we," "us," or "our" are references to Energroup Technologies Corporation.

     At the Special Meeting, the Shareholders will be asked to consider and vote on the following proposals:

          1. To approve a reverse split of our issued and outstanding shares of Common Stock on a 1-for-7 basis so that shareholders of record on the effective date for such split shall receive one (1) share of our Common Stock for each seven (7) shares now held by them. In connection with the reverse split, no shareholder of record on the Record Date who holds fewer than 100 shares shall be affected by the reverse split and no shareholder of record on the Record Date who holds more than 100 shares shall have his or her ownership reduced to fewer than 100 shares of our post-split Common Stock.

          2. To approve a change in the state of incorporation of the Company from Utah to Nevada by merging the Company with and into a newly formed Nevada subsidiary, in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

     The Common Stock is the only class of the Company's stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote. We had, as of the Record Date, 13,497,421 shares of Common Stock outstanding, meaning that there will be 13,497,421 votes eligible to be cast at the Special Meeting. Both of the proposals require the approval of a majority of the issued and outstanding shares of our voting stock, or at least 6,748,711 affirmative votes, in order to be adopted. Shareholders have no right to cumulative voting as to any matter.

     Halter Financial Investments, L.P. ("HFI"), which holds 11,200,000 shares of Common Stock, or approximately 83% of our outstanding Common Stock and a majority of the outstanding Common Stock entitled to vote at the Special
Meeting, has advised us that it presently intends to vote in favor of both proposals. It is anticipated, therefore, that both proposals will be approved at the Special Meeting.

     Assuming both proposals are approved at the Special Meeting, the Company will file Articles of Amendment with the Utah Department of Commerce and

Commercial Code to effectuate the reverse stock split and will file Articles of Merger with the Nevada Secretary of State and the Utah Department of Commerce and Commercial Code to effectuate the merger of the Company with and into Energroup-Nevada. These documents will become effective on the dates specified in such filings, which we anticipate to be within three business days after the Special Meeting.

                     AUTHORIZATION BY THE BOARD OF DIRECTORS

     On July 9, 2007, our board of directors unanimously adopted resolutions declaring the advisability of the reverse stock split and the change in our state of incorporation and recommended that shareholders approve such actions.

                               DISSENTERS' RIGHTS

     SHAREHOLDERS HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER SECTIONS 16-10a-1301 THROUGH 16-10a-1331 OF THE UTAH REVISED BUSINESS CORPORATION ACT, AND OBTAIN THE "FAIR VALUE" OF THEIR SHARES OF ENERGROUP TECHNOLOGIES CORPORATION COMMON STOCK, PROVIDED THAT THEY COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE UTAH LAW. FOR A DISCUSSION REGARDING DISSENTERS' RIGHTS, SEE THE SECTION ENTITLED "PROPSOSAL 2 - CHANGE IN OUR STATE OF INCORPORATION FROM UTAH TO NEVADA; RIGHTS OF DISSENTING SHAREHOLDERS" IN THIS INFORMATION STATEMENT AND APPENDIX "E" HERETO, WHICH SETS FORTH THOSE STATUTES.

                                    EXPENSES

     The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

                  INTEREST OF PERSONS ON MATTERS TO BE ACTED ON

     None of the officers or directors of the Company has a direct or indirect substantial interest, by security holdings or otherwise, in the corporate actions described herein.

                         SHAREHOLDERS SHARING AN ADDRESS

     We will deliver only one Information Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify us at the address or phone number set forth above.

                                  RECENT EVENTS

     As reported in Item 5.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2007, on May 22, 2007 we completed the sale of 11,200,000 restricted shares of our Common Stock to HFI for a cash purchase price of $350,000 pursuant to the Stock Purchase Agreement entered into between the Company and HFI dated as of May 3, 2007. The shares acquired by HFI represent approximately 83% of the issued and outstanding shares of the Company's Common Stock and the transaction resulted in a change of control of the Company.

     The Stock Purchase Agreement included a covenant to the effect that until such time as the Company enters into a business combination transaction with a business with current operations, HFI, as the controlling shareholder of the Company, would not permit the Company to effect any reverse stock split other than a one-time split on a basis of not greater than 1-for-7 and that shareholders would generally not have their total share ownership reduced below 100 shares as a result of any such stock split.

     On May 3, 2007, acting pursuant to the terms of the Stock Purchase Agreement, our board of directors declared a special cash distribution in an amount equal to $0.1219 per share, or a total of approximately $280,000, to our shareholders of record on May 17, 2007 who held approximately 2,297,421 shares of our Common Stock. HFI did not participate in the special cash distribution.

     The foregoing discussion of the Stock Purchase Agreement is not complete and is qualified by reference to our Current Reports on Form 8-K filed with the Commission on May 3 and May 23, 2007, respectively.

     The Stock Purchase Agreement did not change the Company's status as a "shell corporation" and our current principal business activity is to seek a reverse acquisition candidate through acquisition, merger or other suitable business combination method.

     We have very limited capital, and it is unlikely that we will be able to take advantage of more than one such business opportunity. We intend to seek opportunities which we believe demonstrate potential for long-term growth. At the present time, we have not identified any business opportunity that we plan to pursue, nor have we reached any agreement or definitive understanding with any person concerning an acquisition.

     No assurance can be given that we will be successful in finding or acquiring a desirable business opportunity. Furthermore, no assurance can be given that any acquisition, which does occur, will be on terms that are favorable to the Company or its current shareholders.

                              MAJORITY SHAREHOLDER

     HFI, which holds 11,200,000 shares of Common Stock, or a majority of our Common Stock and a majority of the outstanding Common Stock entitled to vote at the Special Meeting, has advised us that it presently intends to vote in favor of the proposals to approve the reverse stock split and change our state of incorporation from Utah to Nevada. It is anticipated, therefore, that both of such proposals will be approved at the Special Meeting. Information regarding HFI is set forth below:

  -------------------------------------  ------------------- -------------------

  Majority Stockholder                    Number of Shares      % of total
  -------------------------------------  ------------------- -------------------
  Halter Financial Investments, L.P.*
  12890 Hill Top Road                       11,200,000*            83.0%
  Argyle, Texas 76226
  -------------------------------------  ------------------- -------------------
  Total:                                     11,200,000            83.0%
  -------------------------------------  ------------------- -------------------

* Halter Financial Investments, L.P. is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company, is the sole general partner. HFI holds 11,200,000 shares of our Common Stock. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership, of which TPH Capital GP, LLC, a Texas limited liability company, is the general partner, of which Timothy P. Halter is the sole member; (ii) Bellfield Capital Partners, L.P., a Texas limited partnership, of which Bellfield Capital Management, LLC, a Texas limited liability company, is the sole general partner, of which David Brigante is the sole member; (iii) Colhurst Capital LP, a Texas limited partnership, of which Colhurst Capital GP, LLC, a Texas limited liability company, is the general partner, of which George L. Diamond is the sole member; and (iv) Rivergreen Capital, LLC, a Texas limited liability company, of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.

                   DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

     Our authorized  capital  currently  consists of 50,000,000 shares of Common
Stock, par value $0.001 per share. Each share of Common Stock entitles its record holder to one (1) vote per share held. Holders of Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares. At the close of business on the Record Date, the Company had 13,497,421 shares of Common Stock issued and outstanding.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table sets forth  certain  information  with respect to the beneficial ownership of the Company's capital stock immediately before and after the effectuation of the Reverse Split by:

     o each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's outstanding securities prior to and after the Reverse Split;
     o    each current director of the Company;
     o    each of the executive officers of the Company; and
     o    all current directors and executive officers as a group.

     Unless otherwise specified, the address of each of the persons set forth below is in care of Energroup Technologies Corporation, 12890 Hilltop Road,
Argyle, Texas 76226.

                                    Before effectiveness of the      After effectiveness of the Reverse
                                         Reverse Split (2)                        Split (3)

                                    Amount of        Amount of
 Name and Address of                Beneficial       Percent of         Beneficial          Percent of
 Beneficial Owner (1)               Ownership       Common Stock        Ownership          Common Stock
 --------------------               ---------       ------------        ---------          ------------
 Principal Shareholders
 Timothy P. Halter (4)              11,200,000          83.0%           1,600,000             83.0%
 David Brigante (4)                 11,200,000          83.0%           1,600,000             83.0%
 George Diamond (4)                 11,200,000          83.0%           1,600,000             83.0%
 Marat Rosenberg (4)                11,200,000          83.0%           1,600,000             83.0%
 Jenson  Services, Inc.(5)           2,105,000          15.6%             300,714             15.6%
 Directors and Officers
 Stephen R. Fry                              0            -                     0               -
 Timothy P. Halter (4)              11,200,000          83.0%           1,600,000             83.0%
 Thomas J. Howells                           0            -                     0                -
 All Directors and executive        11,200,000          83.0%             209,581             83.0%
 officers as a group (3 Persons)


     (1) Beneficial ownership has been determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise provided herein, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of Common Stock.

     (2) A total of 13,497,421 shares of Common Stock are considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act. There are no options outstanding and no options have been included in the denominator for purposes of determining percentage ownership.
     (3) Based on the approximately 1,928,203 shares of Common Stock to be outstanding after the consummation of the Reverse Split.
     (4) The referenced shares of Common Stock are owned by Halter Financial Investments, L.P. HFI is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company, is the sole general partner. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership, of which TPH Capital GP, LLC, a Texas limited liability company, is the general partner, of which Timothy P. Halter is the sole member; (ii) Bellfield Capital Partners, L.P., a Texas limited partnership, of which Bellfield Capital Management, LLC, a Texas limited liability company, is the sole general partner, of which David Brigante is the sole member;
          (iii) Colhurst Capital LP, a Texas limited partnership, of which Colhurst Capital GP, LLC, a Texas limited liability company, is the general partner, of which George L. Diamond is the sole member; and
          (iv) Rivergreen Capital, LLC, a Texas limited liability company, of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.
     (5) Duane Jenson is the owner of Jenson Services, Inc. and may be deemed the beneficial owner of the shares referenced above. The address for Jenson Services, Inc. is 4685 S. Highland Drive, #202, Salt Lake City, Utah 84117.


                                   PROPOSAL 1
                           1-FOR-7 REVERSE STOCK SPLIT

General

     On July 9, 2007, our Board of Directors unanimously approved and recommended that the shareholders approve, a 1-for-7 reverse stock split of our issued and outstanding shares of Common Stock. The Board of Directors determined that by reducing the number of shares of our Common Stock from 13,497,421 shares to approximately 1,928,203 shares, the Company will be better positioned to effect our business strategy of entering into a business combination with a private entity that has current business operations. The reverse split recommended by the Board of Directors is the maximum split permitted by the Stock Purchase Agreement with HFI.

     The reverse stock split, when implemented, will not change the par value of our Common Stock or change the number of authorized shares of our Common Stock. Except for any changes resulting from the policy of not reducing a person's holdings below 100 shares and the treatment of fractional shares as discussed below, following the reverse split shareholders will hold approximately the same percentage of our outstanding Common Stock immediately following the reverse stock split as such shareholder did immediately prior to the reverse stock split.

Uncertainties with Regard to the Reverse Stock Split

     There is no assurance that once the reverse stock split is effected we will be able to consummate a business combination.

     Although our Common Stock is currently quoted on the OTC Bulletin Board under the symbol "EGRT," there is no active or liquid trading market for our Common Stock and there can be no assurance that an active or liquid trading market will develop in the future. As such, we are not able to predict what, if any, impact the reverse stock split will have on the market or market price for our Common Stock. The bid quotation per new share of our Common Stock after the reverse stock split may not rise or remain constant in proportion to the reduction in the number of old shares of our Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

Principal Effects of the Reverse Stock Split

Corporate Matters.

     The reverse stock split will be effected simultaneously for all of our Common Stock and, except as provided below, the exchange ratio will be the same for all of our Common Stock. No shareholder of record on the Record Date who holds fewer than 100 shares shall be affected by the reverse split; no shareholder of record on the Record Date who holds more than 100 shares shall have his or her ownership reduced to fewer than 100 shares of our post-split Common Stock as a result of the reverse stock split; and any fractional shares that would otherwise be issuable to any shareholder as a result of the reverse stock split shall be rounded up to the nearest whole share. Except for any changes resulting from the policy of not reducing a person's holdings below 100 shares and the treatment of fractional shares, following the reverse split shareholders will hold approximately the same percentage of our outstanding Common Stock immediately following the reverse stock split as such shareholder did immediately prior to the reverse stock split.

     Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares.

     No scrip or fractional certificates will be issued in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. This is being done to avoid the expense and inconvenience of issuing and transferring fractional shares of our Common Stock as a result of the reverse stock split.

Effective Increase in Authorized and Unissued Shares.

     As of the Record Date, there were authorized 50,000,000 shares of our Common Stock of which 13,497,421 shares were issued and outstanding. Although the number of shares of Common Stock we are authorized to issue will not change as a result of the reverse stock split, the reverse split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares available for future issuance. Authorized and unissued shares may be issued for such purpose or purposes as may be determined by the Board of Directors including, but not limited to, financings and acquisitions. If we issue additional shares, the ownership interest of holders of Common Stock will be diluted. The proposed change in our state of incorporation, which is discussed below, will result in a further increase  in  our  authorized  and  unissued  shares  of  Common  Stock  because
Energroup-Nevada has a larger number of authorized shares than does Energroup-Utah.

Accounting Matters.

     The reverse stock split will not affect the par value of our Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our Common Stock will be reduced proportionately based on the reverse stock split ratio and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also change because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect.

     Although, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the reverse stock split is not a response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it part of a plan by our management to recommend a series of similar amendments to our Board of Directors and shareholders.

           Your Board of Directors recommends a vote "FOR" the 1-for-7 reverse stock split of our issued and outstanding shares of Common Stock

                                   PROPOSAL 2
            CHANGE IN OUR STATE OF INCORPORATION FROM UTAH TO NEVADA

General

     The Board of Directors has adopted resolutions, subject to shareholder approval, to change the Company's state of incorporation from Utah to Nevada. The Board of Directors believes the change in the state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income tax, and having a large number of authorized and unissued shares of Common Stock and preferred stock available for issuance in the future. The Board of Directors believes these will be positive factors in the Company's attempt to locate a business opportunity for acquisition or participation by the Company, although no assurances can be given that these beliefs are accurate or that the Company will be able to acquire a business opportunity.

     In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Nevada specifically for that purpose under the name "Energroup Holdings Corporation" ("Energroup Nevada"). Pursuant to the terms of the merger, Energroup Nevada will be the surviving corporation and the issued and outstanding shares of the Company's Common Stock, after giving effect to the reverse stock split described above, will automatically be converted into shares of Energroup Nevada common stock at the rate of one share of Energroup Nevada common stock for each one share of the Company's post-split Common Stock. The form of the Articles and Plan of Merger of Energroup Technologies Corporation with and into Energroup Holdings Corporation is attached hereto as Appendix B. Upon completion of the merger, the Articles of Incorporation and Bylaws of Energroup Nevada will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company.

Certain Effects of the Change in State of Incorporation

     As previously noted, the Articles of Incorporation of Energroup Nevada will be the governing instrument of the surviving corporation following the merger with the Company, resulting in several changes from the current Articles of Incorporation of the Company. Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Utah to an office and agent in Nevada. Some changes, however, will be substantive in nature and certain of such substantive changes are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to the corporate laws of the State of Nevada and the Articles of Incorporation of Energroup Nevada, a copy of which is included herewith as Appendix "C." For ease of comparison, the Company's current Articles of Incorporation are included herewith as Appendix "D."

Change in Capitalization

     The Company's authorized capital on the Record Date consisted of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 13,497,421 shares were issued and outstanding. As a result of the reverse stock split, the number of our issued and outstanding shares of common stock immediately prior to the merger will be reduced to approximately 1,928,203. The total authorized capital of Energroup Nevada consists of 110,000,000 shares of capital stock, divided into 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, with the right conferred upon the Board of Directors to establish the dividend, voting, conversion, liquidation and other rights, privileges and preferences, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as it may determine from time to time. As a result of the reverse stock split and the subsequent reincorporation in Nevada, Energroup Nevada will have issued and outstanding approximately 1,928,203 shares of common stock and no shares of preferred stock. Accordingly, the Board of Directors of Energroup Nevada will have available for issuance in the future approximately 98,071,797 shares of common stock and 10,000,000 shares of preferred stock. This will provide management with increased flexibility in taking prompt advantage of future potential merger and acquisition transactions without the expense and delay of calling meetings of the stockholders to authorize increases in authorized capital. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of Common Stock and may adversely affect the market price of the Common Stock. The Company has not entered into any agreement with respect to a merger or acquisition transaction and has no current plans to utilize the newly authorized shares of common or preferred stock.

     The additional shares of common stock authorized under Energroup Nevada's Articles of Incorporation will be substantially identical to the shares of Common Stock now authorized under the Company's Articles of Incorporation. Holders of Common Stock are not entitled under the Company's Articles of Incorporation, and will not be entitled under Energroup Nevada's Articles of Incorporation, to preemptive rights to subscribe for additional securities that may be issued by Energroup Nevada in the future.

     The Board of Directors of Energroup Nevada has not adopted any designations, rights or preferences for the authorized preferred stock of Energroup Nevada. The Board of Directors of Energroup Nevada may authorize, without further shareholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the Board of Directors determines. These issuances could result in a significant dilution of the voting rights and/or the shareholders' equity of the existing shareholders. There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations, that will involve the issuance of preferred stock. However, the Board of Directors believes it prudent to have shares of preferred stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

     The issuance of additional authorized common stock or preferred stock may have the effect of: deterring or thwarting persons seeking to take control of Energroup Nevada through a tender offer, proxy fight or otherwise; inhibiting the removal of incumbent management; or impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

Change in Number of Directors

     The articles of merger provide that upon the effectiveness of the merger, the directors and officers of Energroup Nevada shall be the officers and directors of the surviving corporation. Accordingly, Timothy P. Halter, who is the sole director of Energroup Nevada, will be the sole director of the surviving corporation and Stephen Fry and Thomas Howells will resign from their positions as directors of the Company effective upon the merger of the Company with and into Energroup Nevada. Timothy P. Halter, who is the President, Secretary and Treasurer of both the Company and Energroup Nevada will continue to hold those offices with the surviving corporation.

Limited Liability of Directors

     The Articles of Incorporation of Energroup Nevada limit the liability of the Company's directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. The Company's current Articles of Incorporation do not contain any provision limiting the liability of the Company's directors under Utah law.

No Restrictions on Control Share Acquisitions

     The Articles of Incorporation of Energroup Nevada provide that Energroup Nevada elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, which are designed to provide stockholder protection by placing restrictions and imposing requirements with respect to certain acquisitions of a controlling interest in a corporation. The Company's current Articles of Incorporation do not contain any similar provision.

No Restrictions on Business Combinations with Interested Stockholders

     The Articles of Incorporation of Energroup Nevada provide that Energroup Nevada elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, which are designed to provide stockholder protection by placing restrictions and imposing requirements with respect to certain business combinations with persons who are included within the definition of "interested stockholders." The Company's current Articles of Incorporation do not contain any similar provision.

Some of the Differences Between Nevada Law and Utah Law

     Nevada corporate law differs from Utah corporate law in certain respects. Although it is not practical to state all such differences, some of the differences which management believes could materially affect the rights of shareholders of the Company are summarized below:

          (a) Under Utah law, a special meeting of shareholders may be called by the board of directors, by such persons who may be authorized by the articles of incorporation or bylaws, or by shareholders holding not less than 10% of all shares entitled to vote at a meeting. Under Nevada law, a special meeting of shareholders may only be called by the board of directors or by such persons as may be authorized by the articles of incorporation or the bylaws. The bylaws of Energroup Nevada provide that a special meeting may be called by the Chairman of the Board, the President, and the board of directors and will be called by the President or the Secretary at the request in writing of holders of not less than 30% of all issued and outstanding voting shares of the Company.

          (b) While Utah law provides that proxies may be valid for 11 months unless a longer period is provided in the proxy, Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the shareholder specifies that the proxy is to continue in force for a longer period.

          (c) The laws of Utah confer upon dissenting shareholders the right of appraisal in cases where all or substantially all of the assets of the corporation are sold. While the law of Nevada permits such rights of appraisal in cases of mergers or consolidations, it does not permit such rights where all or substantially all of the assets of a corporation are sold.

          (d) Utah law provides that a director or the entire board of directors may be removed, with or without cause, at a meeting called expressly for the purpose of removing a director or directors if the number of votes cast for removal exceeds the number of votes cast against removal. Nevada law provides that any director may be removed by the vote or written consent of shareholders representing not less than two-thirds of issued and outstanding capital stock entitled to voting power, subject to certain exceptions with respect to corporations having cumulative voting rights.

Anticipated Federal Tax Consequences

     The  Company  has not  requested  and will not  request  a ruling  from the
Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the reincorporation in the state of Nevada.

     The Company is structuring the reincorporation in an effort to obtain the following consequences:

          (a) the reincorporation of the Company in the state of Nevada to be accomplished by a merger between the Company and Energroup Nevada, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

          (b) no gain or loss for federal income tax purposes will be recognized by the shareholders of the Company on receipt by them of the Common Stock of Energroup Nevada in exchange for shares of the Company's Common Stock;

          (c) the basis of the Energroup Nevada common stock received by the shareholders of the Company in exchange for their shares of the Company's Common Stock pursuant to the reincorporation in the state of Nevada will be the same as the basis for the Company's Common Stock; and

          (d) the holding period for the Energroup Nevada common stock for capital gains treatment received in exchange for the Company's Common Stock will include the period during which the Company's Common Stock exchanged therefor is held.

     It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, Energroup Nevada, and the shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT AND CHANGE IN DOMICILE.

Bylaws of Energroup Nevada

     Upon completion of the merger, the Bylaws of Energroup Nevada will become the Bylaws of the Company. While the By-laws of Energroup Nevada are similar to the By-laws of the Company, there are differences that may affect the rights of the shareholders. A copy of the Energroup Nevada Bylaws is included in Appendix C hereto and, for ease of comparison, a copy of the Company's current Bylaws is included in Appendix "D" hereto.

               Your Board of Directors recommends a vote "FOR" the
            change in our state of incorporation from Utah to Nevada.

                        RIGHTS OF DISSENTING SHAREHOLDERS

     Because the change in the Company's state of incorporation will be effected pursuant to a merger of the Company with and into a Nevada corporation, shareholders who oppose the proposed merger will have the right to receive payment of the fair value of their shares as set forth in sections 16-10a-1301 through 16-10a-1331 of the Utah Revised Business Corporation Act. Copies of such statutes are included as Appendix E to this Information Statement and any discussion herein of dissenters' rights is qualified in its entirety by reference to such statutes.

     In general, a shareholder wishing to exercise his or her dissenters' rights must cause the corporation to receive, before the vote is taken at the Special Meeting, written notice of his or her intent to demand payment for shares if the proposed action is effectuated and may not vote any of his or her shares in favor of the proposed action. The dissenting shareholder must also have been a shareholder of the Company as of the date the proposed corporate action creating dissenters' rights is approved by the Company's shareholders. Within 10 days after the effective date of the merger, the Company must send a written dissenters' notice to each shareholder who is entitled to demand payment for his or her shares which notice shall: state that the corporate action was authorized and the date or proposed effective date of the action; set forth an address at which the Corporation will receive payment demands and an address at which certificates for certificated shares must be deposited; supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made; set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated, which dates may not be fewer than 30 nor more than 70 days after the date of the dissenters' notice; state the requirement contemplated by subsection 16-10a-1303(3) if applicable; and be accompanied by a copy of the statutes. The shareholders must then return the demand for payment and deposit his or her shares with the Company, all as indicated in the dissenters' notice. Upon expiration of the period set forth in the notice, the Company must pay to each dissenting shareholder the amount the Company estimates to be the fair value of the dissenter's shares, plus interest, which payment must be accompanied by certain financial information of the Company. The remaining procedures and the procedures to be followed in the event a shareholder disputes the Company's estimate of the fair value of the dissenting shares are set forth in the statutes.

                         EXCHANGE OF STOCK CERTIFICATES

     Following effectiveness of the reverse stock split and the reincorporation in Nevada, all stock certificates which represented shares of the Company's Common Stock shall represent ownership of Energroup Nevada common stock. We will print new stock certificates and we will obtain a new CUSIP number for our common stock that reflects the reverse stock split, name change and change in our state of incorporation, although shareholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each shareholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company's state of incorporation) to the transfer agent of the Company, Western States Transfer & Registrar, Inc., 1911 East Ryan Park Ave., Sandy, Utah 84092, Telephone (801) 523-1547, and be issued in exchange therefor new common stock certificates representing the number of shares of Energroup Nevada Common Stock of which each shareholder is the record owner after giving effect to the reverse stock split and change in state of incorporation.

     For a period of 30 days, commencing with the date of the change of domicile merger, the Company will pay, on one occasion only, for the issuance of new stock certificates in exchange for old stock certificates submitted during such 30 day period; provided, the Company shall not pay any of the costs of issuing new stock certificates in the name of a person other than the name appearing on the old certificate or the issuance of new stock certificates in excess of the number of old certificates submitted by a shareholder. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

                             ADDITIONAL INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.

                                   APPENDICES

     The following documents are appended to this information statement:

     Appendix  A  Form  of  Amendment  to  Articles  of   Incorporation  of
                  Energroup-Utah, which will effectuate the Reverse Stock Split
     Appendix B   Form of the Articles of Merger merging Energroup-Utah with and into Energroup-Nevada
     Appendix C   Articles of Incorporation and Bylaws of Energroup-Nevada,
                  which will become the Articles and Bylaws of the Company
                  following the Merger
     Appendix D   Articles of Incorporation and Bylaws of Energroup-Utah, which are currently in effect
                  following the Merger
     Appendix E   Dissenters' Rights Provisions of the Utah Revised Business
                  Corporation Act.

                                    By Order of the Board of Directors

                                    /s/ Timothy P. Halter
                                    Timothy P. Halter
                                    President

Argyle, Texas
July 23, 2007

   Appendix A to Information Statement of Energroup Technologies Corporation

                            ARTICLES OF AMENDMENT OF
                       ENERGROUP TECHNOLOGIES CORPORATION

     Pursuant to section 16-10a-1003 of the Utah Revised Business Corporation Act, Energroup Technologies Corporation, a Utah corporation, hereinafter referred to as the "Corporation," hereby adopts the following Articles of Amendment to its Articles of Incorporation.

     1. Reverse Split. The Corporation's Articles of Incorporation are hereby amended to effect a 1-for-7 reverse stock split in the issued and outstanding shares of the Corporation's common stock (the "Reverse Stock Split") as follows:
On the effective date of this Amendment, the Corporation shall effect a reverse split in its issued and outstanding shares of Common Stock so that the 13,497,421 shares currently issued and outstanding shall be reverse split, or consolidated, on a 1-for-7 basis and, except as provided below, shareholders shall receive one share of the Corporation's post-split Common Stock, $0.001 par value, for each 7 shares of Common Stock, $0.001 par value, held by them on the effective date of the reverse split. The reverse split shall be implemented so that, with regard to shareholders of record on July 9, 2007 (the "Record Date"), the record date for the Special Meeting at which the reverse stock split was considered and voted upon: (i) no shareholder who owned fewer than 100 shares of record on the Record Date shall be affected by the reverse stock split and his or her shareholdings shall remain unchanged; and (ii) no shareholder who held 100 or more shares of record on the Record Date shall have his or her ownership reduced to fewer than 100 shares of post-split Common Stock as a result of the reverse stock split. No scrip or fractional shares will be issued in connection with the reverse split and any fractional interests will be rounded up to the nearest whole share. The reverse split will not result in any modification of the rights of stockholders, and will have no effect on the stockholders' equity in the Corporation except for a transfer from stated capital to additional paid-in capital. All shares returned to the Corporation as a result of the reverse split will be canceled and returned to the status of authorized and unissued shares.

     2. Effective Date. This Amendment shall become effective on August [__], 2007 (the "Effective Date").

     3. No Other Amendments. Except as specifically provided herein, the Corporation's Articles of Incorporation shall remain unmodified and shall continue in full force and effect.

     4. Corporate Approval. By execution hereof, the Corporation's President certifies that the foregoing Articles of Amendment were (i) approved and adopted by the Corporation's board of directors, and (ii) were authorized and approved by its shareholders at a special meeting held on August 14, 2007 at which _________ shares, or ___% of the 13,497,000 shares of the Corporation's common stock that were issued and outstanding on the record date of July 9, 2007, were voted in favor of the Amendment. The shares were voted individually and not as a class. The shares voted in favor of the Amendment constituted a majority of the Company's issued and outstanding shares on the record date and the Amendment was duly approved by the Company's shareholders.

     Dated the _____ day of August 2007.

                                  Energroup Technologies Corporation

                                  By____________________________
                                  Timothy P. Halter, President

Appendix B to Information Statement of Energroup Technologies Corporation

                               ARTICLES OF MERGER

KNOW ALL MEN BY THESE PRESENTS:

     THESE ARTICLES OF MERGER are executed and entered into as of the [____] day of August, 2007, by and between Energroup Holdings Corporation, a Nevada corporation (hereinafter referred to as "Energroup Nevada" or the "Surviving Corporation"), and Energroup Technologies Corporation, a Utah corporation (hereinafter referred to as "Energroup Utah").

                                   WITNESSETH:

                                        I
                                 Plan of Merger

     Pursuant to these Articles of Merger, it is intended and agreed that effective on [August 20], 2007 Energroup Utah will be merged into Energroup Nevada solely for the purpose of changing the domicile of Energroup Utah. Energroup Nevada shall be the Surviving Corporation and each share of Energroup Utah common stock outstanding on the effective date of the merger (after giving effect to the 1-for-7 reverse stock split of the issued and outstanding shares of Energroup Utah) shall be converted into one share of Energroup Nevada common stock. The name of the Surviving Corporation shall be "Energroup Holdings Corporation." The terms, conditions, and understandings of the merger are set forth in the Plan of Merger between Energroup Nevada and Energroup Utah, dated of even date herewith, a copy of which is attached hereto as Exhibit A.

                                       II
                     Certificate of Incorporation and Bylaws

     On the consummation of the merger, the articles of incorporation and bylaws of Energroup Nevada shall be the articles of incorporation and bylaws of the Surviving Corporation.

                                       III
              Authorized and Outstanding Shares of Energroup Nevada

     Energroup Nevada has authorized 10,000,000 shares of preferred stock, par value $0.001, none of which is outstanding, and 100,000,000 shares of common voting stock, $0.001 par value, 1,000 shares of which were issued and outstanding on the record date. Each of the shares is entitled to one vote.

                                       IV
               Authorized and Outstanding Shares of Energroup Utah

     Energroup Utah has authorized 50,000,000 shares of common stock, par value $0.001, of which 13,497,421 shares were issued and outstanding on July 9, 2007, the record date. Each of the shares is entitled to one vote.

                                       V
           Approval by Directors and Shareholders of Energroup Nevada

     The board of directors of Energroup Nevada has approved the adoption of the Plan of Merger and the performance of its terms. All 1,000 shares of common stock of Energroup Nevada were voted in favor of entering into the Plan of Merger with no shares of common stock of Energroup Nevada dissenting. Such shares were voted individually and not as a class. The shares voted in favor of the Plan of Merger represented all issued and outstanding shares of Energroup Nevada and the Plan of Merger was duly approved by the shareholders of Energroup Nevada.

                                       VI
             Approval by Directors and Shareholder of Energroup Utah

     The board of directors of Energroup Utah approved the adoption of the Plan of Merger and the performance of its terms. Of the 13,497,421 shares of common stock of Energroup Utah issued and outstanding on the record date of July 9, 2007, at a Special Meeting of Shareholders held August 14, 2007, [_______] of such shares were voted in favor of entering into the Plan of Merger. The shares voted in favor of the Plan of Merger represented a majority of the total issued and outstanding shares of Energroup Utah on the record date and the Plan of Merger was duly approved by the Energroup Utah shareholders.

                                       VII
                        Undertakings of Energroup Nevada

     Energroup Nevada agrees that it will comply with the provisions of the Utah Revised Business Corporation Act with respect to foreign corporations if it is to transact business in Utah, and hereby agrees with the Secretary of State of Utah as follows:

          (1) Energroup Nevada may be served with process in Utah in any proceeding for the enforcement of any obligation of Energroup Utah and in any proceeding for the enforcement of the rights of a dissenting shareholder of Energroup Utah against the surviving or new corporation.

          (2) Energroup Nevada authorizes service of process on it, in connection with any such proceeding, by registered or certified mail return receipt requested, to the address of its principal office at 12890 Hilltop Road, Argyle, Texas 76226, or as last changed by notice delivered to the division for filing

          (3) Energroup Nevada shall promptly pay to the dissenting shareholders of Energroup Utah the amount, if any, to which they shall be entitled under the provisions of the Utah Revised Business Corporation Act with respect to the rights of dissenting shareholders.

     IN  WITNESS  WHEREOF,  the  undersigned   corporations,   acting  by  their
respective presidents, have executed these Articles of Merger as of the date first above written.

                 Energroup Nevada:Energroup Holdings Corporation
                                           A Nevada Corporation

                                           By______________________________
                                           Timothy P. Halter, President

                 Energroup Utah:  Energroup Technologies Corporation
                                           A Utah corporation

                                           By______________________________
                                           Timothy P. Halter, President

                                                                       Exhibit A
                                 PLAN OF MERGER

     THIS PLAN OF MERGER, dated as of August [___], 2007, is made and entered into by and between Energroup Technologies Corporation, a Utah corporation ("Energroup-Utah"), and Energroup Holdings Corporation, a Nevada corporation ("Energroup-Nevada"). Energroup-Nevada is sometimes hereinafter referred to as the "Surviving Corporation", and Energroup-Nevada and Energroup-Utah are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                   WITNESSETH

     WHEREAS, Energroup-Utah is a corporation duly organized and existing under the laws of the state of Utah, having an authorized capital of 50,000,000 shares of common stock, par value $0.001 (the "Common Stock of Energroup-Utah"), of which 13,497,421 shares are issued and outstanding and of which approximately 1,928,203 shares will be outstanding following implementation of a 1-for-7 reverse stock split of Energroup-Utah's issued and outstanding shares to be effective immediately prior to the Merger; and

     WHEREAS, Energroup-Nevada is a corporation duly organized and existing under the laws of the state of Nevada, having an authorized capital of 10,000,000 shares of preferred stock, par value $0.001, none of which is outstanding, and 100,000,000 shares of common stock, par value $0.001 (the
"Common Stock of Energroup-Nevada"), of which 1,000 shares are issued and outstanding as of the date hereof; and

     WHEREAS, Energroup-Nevada was formed by Energroup-Utah for the express purpose of changing the state of incorporation of Energroup-Utah from Utah to Nevada and, in connection therewith, changing the name of Energroup-Utah to Energroup Holdings Corporation; and

     WHEREAS, the respective boards of directors of Energroup-Utah and Energroup-Nevada have each duly approved this Plan of Merger (the "Plan") providing for the merger of Energroup-Utah with and into Energroup-Nevada and the conversion of each share of Energroup-Utah common stock outstanding on the effective date of the merger into one share of Energroup-Nevada common stock, all as authorized by the statutes of Nevada and Utah; and

     WHEREAS,   Energroup-Utah  owns  all  the  issued  and  outstanding  voting securities of Energroup-Nevada;

     NOW THEREFORE, based on the foregoing premises and in consideration of the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said merger and the manner and basis of causing the shares of Common Stock of Energroup-Utah to be converted into shares of Common Stock of Energroup-Nevada and such other provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the approval and adoption of this Plan by the requisite vote of the stockholders of each Constituent Corporation, and subject to the conditions hereinafter set forth, as follows:

                                    Article I

                    Merger and Name of Surviving Corporation

     On the effective date of the merger, Energroup-Nevada and Energroup-Utah shall cease to exist separately and Energroup-Utah shall be merged with and into Energroup-Nevada, which is hereby designated as the "Surviving Corporation," the name of which on and after the effective date of the merger shall be "Energroup Holdings Corporation," or such other name as may be available and to which the parties may agree.

                                   Article II

                         Terms and Conditions of Merger

     The terms and conditions of the merger are (in addition to those set forth elsewhere in this Plan) as follows:

     (a) On the effective date of the merger:

          (i) Energroup-Utah shall be merged into Energroup-Nevada to form a single corporation and Energroup-Nevada shall be and is designated herein as the Surviving Corporation;

          (ii) the separate existence of Energroup-Utah shall cease;

          (iii) the Surviving Corporation shall have all the rights, privileges, immunities, and powers and shall be subject to all duties and liabilities of a corporation organized under the laws of Nevada; and

          (iv) the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as a private nature, of each of the Constituent Corporations; and all property, real personal, and mixed, and all debts due of whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in either constituent Corporation shall not revert or be in any way impaired by reason of the merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; any claim existing or action or proceeding pending by or against either of such Constituent Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of either of the Constituent Corporations; and neither the rights of creditors nor any liens on the property of either of the Constituent Corporations shall be impaired by the merger.

     (b) The board of directors of the Surviving Corporation and the members thereof, shall be and consist of the sole director of Energroup-Nevada, who currently serves in such position. Such sole director currently serves as a director of Energroup-Utah and was appointed as the sole director of Energroup-Nevada in connection with its organization. The sole director shall serve thereafter in accordance with the bylaws of the Surviving Corporation and until his respective successor or successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

     (c) The officers of the Surviving Corporation shall be and consist of the officers of Energroup-Nevada who were appointed by its sole director in connection with the organization of Energroup-Nevada. Such officers shall serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

     If on the effective date of the merger, a vacancy shall exist in the board of directors or in any of the offices of the Surviving Corporation, such vacancy may be filled in the manner provided in the bylaws of the Surviving Corporation and the laws of the state of Nevada.

                                   Article III

                      Manner and Basis of Converting Shares

     The manner and basis of converting the shares of Common Stock of Energroup-Utah into shares of the Common Stock of Energroup-Nevada, and the mode of carrying the merger into effect are as follows:

(a) Each share of Common Stock of Energroup-Utah outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of Common Stock of Energroup-Nevada, so that the approximately 1,928,203 shares of Common Stock of Energroup-Utah outstanding following implementation of the 1-for-7 reverse stock split are converted into an aggregate of approximately 1,928,203 shares of
Common Stock of Energroup-Nevada, which shares of Common Stock of Energroup-Nevada shall thereupon be duly and validly issued and outstanding, fully paid, and nonassessable, and shall not be liable to any further call, nor shall the holders thereof be liable for any further payments with respect thereto. After the effective date of the merger, each holder of an outstanding certificate which prior thereto represented shares of the Common Stock of Energroup-Utah shall be entitled on surrender thereof to the transfer and exchange agent of Energroup-Nevada, to receive in exchange therefor a certificate or certificates representing the number of whole shares of Common Stock of Energroup-Nevada into which the shares of Common Stock of Energroup-Utah so surrendered shall have been converted as set forth above, in such denominations and registered in such names as such holder may request. Until so surrendered, each such outstanding certificate which, prior to the effective date of the merger, represented shares of the Common Stock of Energroup-Utah shall for all purposes evidence the ownership of the shares of Common Stock of Energroup-Nevada into which such shares shall have been converted; provided, that dividends or other distributions which are payable in respect to shares of Common Stock of Energroup-Nevada into which shares of Common Stock of Energroup-Utah shall have been converted shall be set aside by Energroup-Nevada and shall not be paid to holders of certificates, representing such shares of Common Stock of Energroup-Utah until such certificates shall have been surrendered in exchange for certificates representing shares of Common Stock of Energroup-Nevada, and on such surrender, holders of such shares shall be entitled to receive such dividends or other distributions without interest.

(c) All shares of Common Stock of Energroup-Nevada into which shares of the Common Stock of Energroup-Utah shall have been converted pursuant to this
Article III shall be issued in full satisfaction of all rights pertaining to the shares of Common Stock of Energroup-Utah.

(d) If any certificate for shares of Common Stock of Energroup-Nevada is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to Energroup-Nevada or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Common Stock of Energroup-Nevada in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Energroup-Nevada or any agent designated by it that such tax has been paid or is not payable.

(e) The 1,000 shares of Common Stock of Energroup-Nevada held by Energroup-Utah shall be canceled and returned to the status of authorized and unissued shares.

                                   Article IV

                      Articles of Incorporation and Bylaws

     1. The articles of incorporation of Energroup-Nevada shall, on the merger becoming effective, be and constitute the certificate of incorporation of the Surviving Corporation unless and until amended in the manner provided by law.

     2. The bylaws of Energroup-Nevada shall, on the merger becoming effective, be and constitute the bylaws of the Surviving Corporation unless and until amended in the manner provided by law.

                                    Article V

                     Other Provisions With Respect to Merger

     This Plan shall be submitted to the shareholders of each of the Constituent Corporations for their approval as provided by the laws of the states of Nevada and Utah. After the approval or adoption thereof by the shareholders of each Constituent Corporation in accordance with the requirements of the laws of the states of Nevada and Utah, all required documents shall be executed, filed, and recorded in accordance with all requirements of the states of Nevada and Utah.

                                   Article VI

        Approval and Effective Date of the Merger; Miscellaneous Matters

     1. The merger shall become effective on [August 20], 2007, following the 1-for-7 reverse stock split of the issued and outstanding shares of common stock of Energroup-Utah, subject to completion of all of the following actions:

(a) This Plan shall have been authorized, adopted, and approved on behalf of the Constituent Corporations in accordance with the laws of the states of Nevada and Utah; and

(b) Articles of Merger (with this Plan attached as part thereof), or a Certificate of Merger setting forth the information required by, and executed and certified in accordance with, the laws of the states of Nevada and Utah, shall be filed in the appropriate offices of the states of Nevada and Utah, and such states shall have issued certificates of merger reflecting such filing.

     2. If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of Energroup-Utah or Energroup-Nevada acquired or to be acquired by or as a result of the merger, the officers and directors of Energroup-Utah or Energroup-Nevada or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purpose of the merger and the terms of this Plan.

     3. For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument.

     4. This Plan shall be governed by and construed in accordance with the applicable laws of the states of Nevada and Utah.

     5. This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

     IN WITNESS WHEREOF, each Constituent Corporation has caused this Plan of Merger to be executed, all as of the date first above written.

                          Energroup Technologies Corporation
                          A Utah corporation


                          By____________________________
                            Timothy P. Halter, President

                          Energroup Holdings Corporation
                          A Nevada corporation


                          By____________________________
                            Timothy P. Halter, President

    Appendix C to Information Statement of Energroup Technologies Corporation

                            ARTICLES OF INCORPORATION
                                       OF
                         ENERGROUP HOLDINGS CORPORATION

     THE UNDERSIGNED, for the purpose of forming a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, does make, record and file these Articles of Incorporation, in writing, and he does hereby certify:

                                    ARTICLE I
                                      NAME

     The name of this Corporation shall be: Energroup Holdings Corporation.

                                   ARTICLE II
                                     PURPOSE

     The purpose for which said Corporation is formed and the nature of the objects proposed to be transacted and carried on by it is to engage in any and all lawful activity, as provided by the laws of the State of Nevada.

                                   ARTICLE III
                                  CAPITAL STOCK

     The total number of shares of all classes of capital stock which the Company shall have authority to issue is 110,000,000 shares ("Capital Stock"). The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have authority to issue are as follows: (a) 100,000,000 shares of common stock, $0.001 par value ("Common Stock"); and 10,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock"). The shares of Preferred Stock may be issued from time to time in one or more classes or series as may from time to time be determined by the board of directors. Each such class or series shall be distinctly designated. All shares of any one class or series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The voting powers, designations, preferences, limitations, restrictions and relative rights thereof, if any, may differ from those of any and all other series at any time outstanding. The board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular class or series of Preferred Stock, the number of shares, voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

                                   ARTICLE IV
                                GOVERNING BOARD

     The members of the governing board of the Corporation shall known as the board of directors. The number of directors comprising the board of directors shall be not less than one (1) nor more than nine (9) as determined from time to time in the manner provided in the bylaws of the Corporation. The initial board of directors shall consist of one member. The name and address of the initial director of the Corporation is as follows:

                Name                                   Address
                Timothy P. Halter                      12890 Hilltop Road
                                                       Argyle,  Texas 76226

                                   ARTICLE V
                                  INCORPORATOR

     The name and address of the incorporator signing these Articles of Incorporation, who is over the age of eighteen (18) years, is as follows:

                Name                                   Address
                Timothy P. Halter                      12890 Hilltop Road
                                                       Argyle, Texas 76226

                                   ARTICLE VI
                                 RESIDENT AGENT

     The name and address of the Corporation's Resident Agent in the State of Nevada is as follows:

                Name                                   Address
                The Corporation  Trust Company         6100 Neil Road, Suite 500
                of Nevada                              Reno, Nevada 89511


                                   ARTICLE VII

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

                                  ARTICLE VIII
                             LIMITATION ON LIABILITY

     No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article VIII by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE IX
                       ACQUISITION OF CONTROLLING INTEREST

     The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

                                    ARTICLE X
                    COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this 28th day of June 2007.

                                                          /s/ Timothy P. Halter
                                                          ---------------------
                                                              Timothy P. Halter

                                     BYLAWS

                                       OF

                         ENERGROUP HOLDINGS CORPORATION

                                TABLE OF CONTENTS




ARTICLE I

         OFFICES
         Section 1.  Registered Office.........................................1
         Section 2.  Other Offices.............................................1

ARTICLE II

         STOCKHOLDERS
         Section 1.  Place of Meetings.........................................1
         Section 2.  Annual Meeting............................................1
         Section 3.  List of Stockholders......................................1
         Section 4.  Special Meetings..........................................1
         Section 5.  Notice....................................................1
         Section 6.  Quorum....................................................2
         Section 7.  Voting....................................................2
         Section 8.  Method of Voting..........................................2
         Section 9.  Record Date...............................................2
         Section 10.  Action by Consent........................................2

ARTICLE III

         BOARD OF DIRECTORS
         Section 1.  Management................................................3
         Section 2.  Qualification; Election; Term.............................3
         Section 3.  Number; Election; Term; Qualification.....................3
         Section 4.  Removal...................................................3
         Section 5.  Vacancies.................................................3
         Section 6.  Place of Meetings.........................................3
         Section 7.  Annual Meeting............................................3
         Section 8.  Regular Meetings..........................................3
         Section 9.  Special Meetings..........................................3
         Section 10.  Quorum...................................................4
         Section 11.  Interested Directors.....................................4
         Section 12.  Action by Consent........................................4
         Section 13.  Compensation of Directors................................4

ARTICLE IV

         COMMITTEES
         Section 1.  Designation...............................................4
         Section 2.  Number; Qualification; Term...............................4
         Section 3.  Authority.................................................4
         Section 4.  Change in Number..........................................5
         Section 5.  Removal...................................................5
         Section 6.  Vacancies.................................................5
         Section 7.  Meetings..................................................5
         Section 8.  Quorum; Majority Vote.....................................5
         Section 9.  Compensation..............................................5
         Section 10.  Committee Charters.......................................5

ARTICLE V

         NOTICE
         Section 1.  Form of Notice............................................6
         Section 2.  Waiver....................................................6

ARTICLE VI

         OFFICERS AND AGENTS
         Section 1.  In General................................................6
         Section 2.  Election..................................................6
         Section 3.  Other Officers and Agents.................................6
         Section 4.  Compensation..............................................6
         Section 5.  Term of Office and Removal................................6
         Section 6.  Employment and Other Contracts............................6
         Section 7.  Chairman of the Board of Directors........................7
         Section 8.  President.................................................7
         Section 9.  Vice Presidents...........................................7
         Section 10.  Secretary................................................7

         Section 11.  Assistant Secretaries....................................7
         Section 12.  Treasurer................................................7
         Section 13.  Assistant Treasurers.....................................7
         Section 14.  Bonding..................................................7

ARTICLE VII

         CERTIFICATES REPRESENTING SHARES
         Section 1.  Form of Certificates......................................8
         Section 2.  Lost Certificates.........................................8
         Section 3.  Transfer of Shares........................................8
         Section 4.  Registration of Transfer..................................8
         Section 5.  Registered Stockholders...................................9
         Section 6.  Denial of Preemptive Rights...............................9

ARTICLE VIII

         GENERAL PROVISIONS
         Section 1.  Dividends.................................................9
         Section 2.  Reserves..................................................9
         Section 3.  Telephone and Similar Meetings............................9
         Section 4.  Books and Records.........................................9
         Section 5.  Fiscal Year...............................................9
         Section 6.  Seal......................................................9
         Section 7.  Advances of Expenses......................................9
         Section 8.  Indemnification..........................................10
         Section 9.  Employee Benefit Plans...................................10
         Section 10.  Insurance...............................................10
         Section 11.  Resignation.............................................10
         Section 12.  Amendment of Bylaws.....................................10
         Section 13.  Construction............................................10
         Section 14.  Relation to the Articles of Incorporation...............10

                                     BYLAWS

                                       OF

                         ENERGROUP HOLDINGS CORPORATION

                                    ARTICLE I

                                     OFFICES

     Section 1.
     Registered Office.
     The registered office and registered agent of Energroup Holdings Corporation (the "Corporation") will be as from time to time set forth in the Corporation's Articles of Incorporation or in any certificate filed with the Secretary of State of the State of Nevada, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

     Section 2.
     Other Offices.
     The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

     Section 1.
     Place of Meetings.
     All meetings of the stockholders for the election of Directors will be held at such place, within or without the State of Nevada, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.
     Annual Meeting.
     An annual meeting of the stockholders will be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

     Section 3.
     List of Stockholders.
     At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the principal place of business of the Corporation. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

     Section 4.
     Special Meetings.
     Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, the Articles of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President or the Board of Directors, or will be called by the President or Secretary at the request in writing of the holders of not less than 30% of all the shares issued, outstanding and entitled to vote. Such request will state the purpose or purposes of the proposed meeting. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

     Section 5.
     Notice.
     Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

     Section 6.
     Quorum.
     At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote on that matter will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Articles of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

     Section 7.
     Voting.
     When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares present in person or by proxy entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 8.
     Method of Voting.
     Each outstanding share of the Corporation's capital stock, regardless of class or series, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or series are limited or denied by the Articles of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. A telegram, telex, cablegram or similar transmission by the stockholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the stockholder, shall be treated as an execution in writing for purposes of the preceding sentence. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

     Section 9.
     Record Date.
     The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

     Section 10.
     Action by Consent.
     Except as prohibited by law, any action required or permitted by law, the Articles of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Nevada, its principal place of business or an officer or agent of the Corporation having custody of the minute book.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     Section 1.
     Management.
     The business and affairs of the Corporation will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 2.
     Qualification; Election; Term.
     Each Director must be a natural person at least 18 years of age. None of the Directors need be a stockholder of the Corporation or a resident of the State of Nevada. The Directors will be elected by written ballot, by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected will hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

     Section 3.
     Number; Election; Term; Qualification.
     The number of Directors which shall constitute the Board of Directors shall be not less than one. The first Board of Directors shall consist of the number of Directors named in the Articles of Incorporation. Thereafter, the number of Directors which shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors at any meeting thereof, but shall never be less than one. No decrease in the number of Directors will have the effect of shortening the term of any incumbent Director. At each annual meeting of stockholders, Directors shall be elected to hold office until their successors are elected and qualified or until their earlier resignation, removal from office or death. No Director need be a stockholder, a resident of the State of Nevada, or a citizen of the United States.

     Section 4.
     Removal.
     Any Director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of the stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote for the election of such Director; provided, that notice of intention to act upon such matter has been given in the notice calling such meeting.

     Section 5.
     Vacancies.
     Newly created directorships resulting from any increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose. A Director elected to fill a vacancy will be elected for the unexpired term of his predecessor in office or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

     Section 6.
     Place of Meetings.
     Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors.

     Section 7.
     Annual Meeting.
     The first meeting of each newly elected Board of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving change such time or place.

     Section 8.
     Regular Meetings.
     Regular meetings of the Board of Directors may be held with or without notice and at such time and place as is from time to time determined by resolution of the Board of Directors.

     Section 9.
     Special Meetings.
     Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on oral or written notice to each Director, given either personally, by telephone, by facsimile or by mail, delivered not less than twenty-four hours in advance of the meeting; special meetings will be called by the Chairman of the Board, President or Secretary in like manner and on like notice on the written request of at least two Directors. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

     Section 10.
     Quorum.
     At all meetings of the Board of Directors the presence of a majority of the number of Directors then in office will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

     Section 11.
     Interested Directors.
     No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

     Section 12.
     Action by Consent.
     Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

     Section 13.
     Compensation of Directors.
     Directors will receive such compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV.

                                   COMMITTEES

     Section 1.
     Designation.
     The Board of Directors may, by resolution adopted by a majority of the whole Board, designate from among its members an executive committee and one or more such other committees as it may determine necessary.

     Section 2.
     Number; Qualification; Term.
     The executive committee and any other designated committees shall consist of two or more Directors, not less than a majority of whom in each case shall be Directors who are not officers or employees of the Corporation. The committees shall serve at the pleasure of the Board of Directors.

     Section 3.
     Authority.
     Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except in the following matters and except where action of the full Board of Directors is required by statute or by the Articles of Incorporation:

          (a)  Amending the Articles of Incorporation;

          (b) Amending, altering or repealing the Bylaws of the Corporation or adopting new Bylaws;

          (c)  Approving and/or recommending or submitting to stockholders:

               merger

               consolidation

               sale, lease (as lessor),  exchange or other disposition of all or
                    substantially   all  the   property   and   assets   of  the
                    Corporation;

               dissolution;

          (d)  Filling   vacancies  in  the  Board  of  Directors  or  any  such
               committee;

          (e) Electing or removing officers of the Corporation or members of any such committee;

          (f) Fixing compensation of any person who is a member of any such committee;

          (g)  Declaring dividends; and

          (h)  Altering or repealing any resolution of the Board of Directors.

          Section 4.
          Change in Number.
          The number of committee members may be increased or decreased (but not below two) from time to time by resolution adopted by a majority of the whole Board of Directors.

          Section 5.
          Removal.
          Any committee member may be removed by the Board of Directors by the affirmative vote of a majority of the whole Board, whenever in its judgment the best interests of the Corporation will be served thereby.

          Section 6.
          Vacancies.
          A vacancy occurring in any committee (by death, resignation, removal or otherwise) may be filled by the Board of Directors in the manner provided for original designation in Section 1 of this Article.

          Section 7.
          Meetings.
          Time, place and notice (if any) of all committee meetings shall be determined by the respective committee. Unless otherwise determined by a particular committee, meetings of the committees may be called by any Director of the Corporation on not less than 12 hours notice to each member of the committee, either personally or by mail, telephone (including voice mail), email or other electronic or other delivery means. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in a notice or waiver of notice of any meeting. (See also Section 3 of Article VIII).

          Section 8.
          Quorum; Majority Vote.
          At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the committee, the members present thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present.

          Section 9.
          Compensation.
          Compensation of committee members shall be fixed pursuant to the provisions of Section 14 of Article III of these bylaws.

          Section 10.
          Committee Charters.
          Any committee designated by the Board of Directors may adopt a charter governing any of the matters covered by Sections 2 and 4 through 9 of this Article and, to the extent approved by the Board of Directors, any such charter shall supercede the provisions of Sections 2 and 4 through 9 of this Article.

                                   ARTICLE V.

                                     NOTICE

          Section 1.
          Form of Notice.
          Whenever by law, the Articles of Incorporation or of these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given: (i) in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation or
     (ii) in any other method permitted by law. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mail.

          Section 2.
          Waiver.
          Whenever any notice is required to be given to any stockholder or Director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.


                                  ARTICLE VI.

                               OFFICERS AND AGENTS

          Section 1.
          In General.
          The officers of the Corporation will be elected by the Board of Directors and will be a President, a Secretary and a Treasurer. The Board of Directors may also elect a Chairman of the Board, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

          Section 2.
          Election.
          The Board of Directors, at its first meeting after each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

          Section 3.
          Other Officers and Agents.
          The Board of Directors may also elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board of Directors.

          Section 4.
          Compensation.
          The compensation of all officers and agents of the Corporation will be fixed by the Board of Directors or any committee of the Board of Directors, if so authorized by the Board of Directors.

          Section 5.
          Term of Office and Removal.
          Each officer of the Corporation will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors, but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

          Section 6.
          Employment and Other Contracts.
          The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

          Section 7.
          Chairman of the Board of Directors.
          If the Board of Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. Except where by law the signature of the President is required, the Chairman will have the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President.

          Section 8.
          President.
          The President will be the Chief Executive Officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

          Section 9.
          Vice Presidents.
          Each Vice President will have the usual and customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him. In the absence or disability of the President and the Chairman of the Board, a Vice President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

          Section 10.
          Secretary.
          The Secretary will attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

          Section 11.
          Assistant Secretaries.
          The Assistant Secretaries in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

          Section 12.
          Treasurer.
          The Treasurer will have responsibility for the receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

          Section 13.
          Assistant Treasurers.
          The Assistant Treasurers in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

          Section 14.
          Bonding.
          The Corporation may secure a bond to protect the Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                  ARTICLE VII.

                        CERTIFICATES REPRESENTING SHARES

          Section 1.
          Form of Certificates.
          Certificates, in such form as may be determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

          Section 2.
          Lost Certificates.
          The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

          Section 3.
          Transfer of Shares.
          Shares of stock will be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 4.
          Registration of Transfer.
          The Corporation shall register the transfer of a certificate for shares presented to it for transfer if:

               (a) Endorsement. The certificate is properly endorsed by the registered owner or by his duly authorized attorney; and

               (b) Guarantee and Effectiveness of Signature. The signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; and

               (c) Adverse Claims. The corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

               (d) Collection of Taxes. Any applicable law relating to the collection of taxes has been complied with.

          Section 5.
          Registered Stockholders.
          The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

          Section 6.
          Denial of Preemptive Rights.
          No stockholder of the Corporation nor other person shall have any preemptive rights whatsoever.

                                 ARTICLE VIII.

                               GENERAL PROVISIONS

          Section 1.
          Dividends.
          Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Nevada Revised Statutes, as it may be amended from time to time, and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

          Section 2.
          Reserves.
          There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

          Section 3.
          Telephone and Similar Meetings.
          Stockholders, Directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

          Section 4.
          Books and Records.
          The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

          Section 5.
          Fiscal Year.
          The fiscal year of the Corporation will be fixed by resolution of the Board of Directors.


          Section 6.
          Seal.
          The Corporation may have a seal, and the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

          Section 7.
          Advances of Expenses.
          Expenses (including attorneys' fees) incurred by a Director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this

     Article. Such expenses (including attorneys' fees) incurred by former Directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

          Section 8.
          Indemnification.
          The Corporation will indemnify its Directors to the fullest extent permitted by the Nevada Revised Statutes and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

          Section 9.
          Employee Benefit Plans.
          For purposes of this Article, the Corporation shall be deemed to have requested a Director or officer to serve as a trustee, employee, agent, or similar functionary of an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a Director or officer with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted by a Director or officer with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the Corporation.

          Section 10.
          Insurance.
          The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Articles of Incorporation, these Bylaws or otherwise.

          Section 11.
          Resignation.
          Any Director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

          Section 12.
          Amendment of Bylaws.
          These Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

          Section 13.
          Construction.
          Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely.

          If any portion of these Bylaws shall be invalid or inoperative, then, so far as is reasonable and possible:

               (a) The remainder of these Bylaws shall be considered valid and operative, and

               (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

          Section 14.
          Relation to the Articles of Incorporation.
          These Bylaws are subject to, and governed by, the Articles of Incorporation of the Corporation.

Adopted: June __, 2007                        By Order of the Board of Directors


                                              ----------------------------------
                                              Timothy P. Halter, Secretary

    Appendix D to Information Statement of Energroup Technologies Corporation


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                           ENERGROUP TECHNOLOGIES INC.

     Pursuant to the provisions of the Utah Business Corporation Act, the undersigned Corporation hereby, adopts the following Articles of Amendment to its Articles of Incorporation.

                         The name of the Corporation is:

                          Energroup Technologies, Inc.

                                       II

     The following amendments to the Articles of Incorporation were adopted by the Board of Directors of the Corporation:

         FIRST:   Article IV shall be amended as follows, to-wit:
         -----

Resolved, to effect a reverse split of the issued and outstanding voting securities of the Corporation's one mil ($0.001) par value common stock (the "Common Stock") on a basis of one for twenty (1:20), while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus account, with all fractional shares being rounded up to the nearest whole share; provided, however, that no stockholder, computed on a per stock certificate of record basis on the effective date hereof, currently owing 100 or more shares shall be reduced to less than 100 shares as a result of the reverse split and that no stockholder owning less than 100 shares, on the per stock certificate of record basis on the effective date hereof, shall be affected by the reverse split; such additional shares required to provide the minimum of 100 shares shall be conveyed to the shareholders by the Company; and provided, further, the reverse split will become effective as of September 30, 1999; and that all shares required for rounding be issued by the Company. The Company will issue up to 13,000 shares to cover DTC participants.

         SECOND:  Shareholder approval is not required.
         ------

IN WITNESS WHEREOF, Energroup Technologies, Inc. has caused this Certificate to be signed by James Doolin the company's President. This 1st day of October, 1999.


                                             By: /S/ JAMES DOOLIN
                                                 ----------------
                                             James Doolin, President

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            GREAT LAKES FUNDING, INC.

     Pursuant to the provisions of Section 16-10-57, Utah Code Annotated (1953), as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     1.   The name of the corporation isGreat Lakes Funding, Inc.

     2.   The amendment adopted is as follows:

     (a.) ARTICLE I - NAME of the Articles of Incorporation is amended to read as follows:

                            ARTICLE I - NAME

                           The name of this corporation is:
                           Energroup Technologies Corporation

     3.   The  date  of  the  adoption  of  the   foregoing   Amendment  by  the
          shareholders was January 8, 1986.

     4. The number of shares outstanding as of January 8, 1986 is Ten Million Four Hundred and Seventy Thousand (10,470,000) and the number of shares entitled to vote on the Amendment is Ten Million Four Hundred and Seventy Thousand (10,470,000). All stock of the corporation is entitled to one (1) vote per share on each matter coming before any meeting of the shareholders.

     5. The number of shares that voted for the Amendment on January 8, 1986, was six million thirty-four thousand (6,034,000) and the number of shares voting against the Amendment was none (0).

     6. The foregoing Amendment, by itself, does not effect a change in the stated capital of this corporation. However, this corporation is causing 1 for 10 reverse stock split to occur January 15, 1986 effective 12:01 a.m. which will decrease the number of then issued and outstanding shares from 29,914,250 to 2,991,425. Prior to recording this Amendment, stated capital was $29,914.25. On or about January 15, 1986, stated capital shall be $2,991.43.

DATED this 8th day of January, 1986.


                                            GREAT LAKES FUNDING, INC.

                                            /s/ Barry A. Ellsworth

                                            Barry A. Ellsworth

                                            /s/ Reed D. Newbold
                                            Reed D. Newbold


STATE OF UTAH                       )
                                    :  ss.
COUNTY OF SALT LAKE                 )

     On the 8th day of January, 1986, personally appeared before me BARRY A. ELLSWORTH and REED D. NEWBOLD, who being by me duly sworn did say that they are the President and Secretary of Great Lakes Funding, Inc., the corporation that executed the above and foregoing instrument, and that said instrument was signed in behalf of said corporation by authority of a resolution of its board of directors and said President and Secretary acknowledged to me that said corporation executed the same.

                                            /s/ Karen J. Arthur
                                            -------------------
                                            NOTARY PUBLIC

My Commission Expires:                      Residing At:
July 7, 1988                                Salt Lake City, Utah
------------                                --------------------

                            ARTICLES OF INCORPORATION

                                       OF

                            GREAT LAKES FUNDING, INC.

     We, the undersigned, natural persons of the age of eighteen years or more, acting as incorporators of a corporation under the Utah Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

                                ARTICLE I - NAME

     The name of this corporation is Great Lakes Funding, Inc.

                              ARTICLE II - DURATION

     The period of its duration is perpetual.

                             ARTICLE III - PURPOSES

     The corporation is primarily organized for the purpose of establishing, acquiring, merging with or into, or being acquired by, a business in the field of high technology, manufacturing and marketing, and to transact any or all lawful business for which corporations may be incorporated under the Utah Business Corporation Act and, in aid thereof, the corporation shall have unlimited power to engage in and to do any lawful act concerning any or all business for which corporations may be organized under the said Act, including but not limited to the following:
     (a) To enter into any lawful arrangement for sharing profits, a union of interests, reciprocal association or cooperative association with any corporation, association, partnership, individual or other legal entity for the carrying on of any business and to enter into any general or limited partnership for the carrying on of any business;
     (b) To lease, sell, exchange and trade real and personal property, either tangible or intangible;
     (c) To conduct business anywhere in the world;
     (d) To guarantee the obligations of others with or without consideration.

                               ARTICLE IV - STOCK

     The aggregate number of shares which the corporation shall be authorized to issue is 50,000,000 shares of the par value of $0.001 per share. All stock of this corporation shall be of the same class, common, and shall have the same rights and preferences. Fully paid stock of this corporation shall not be liable to any call and non-assessable.

                          ARTICLE V- PREEMPTIVE RIGHTS

     A shareholder shall have no preemptive rights to acquire any securities of this corporation. ARTICLE VI - INITIAL CAPITALIZATION This corporation will not commence business until considerations of a balance of at least $1,000.00 has been received for the issuance of shares.

                      ARTICLE VII - INTIAL OFFICE AND AGENT

     The address of this corporation's initial registered office and the name of its initial registered agent at such address is:

Name of Agent              Address of Registered Office
--------------            ------------------------------
Reed D. Newbold            1449 West 10400 South
                           South Jordan, Utah  84065

                            ARTICLE VIII - DIRECTORS

     The number of directors constituting the initial Board of Directors of this corporation is four. The names and addresses of persons who are to serve as directors until the first annual meeting of stockholders, or until their successors are elected and qualify, are:
         Name                               Address
         ----                               --------

         Reed D. Newbold                    1449 West 10400 South
                                            South Jordan, UT  84065

         Barry A. Ellsworth                 1801 Meadow Moor
                                            Salt Lake City, UT  84117

         Tanya B. Parson                    50 West Broadway, 11th Floor
                                            Salt Lake City, UT  84101

         Sidney Seftel                      8501 Kings Hill Drive
                                            Salt Lake City, UT  84121

     The number of directors may be changed from time to time by amendment of the By-Laws, but here shall be not more than 25 nor less than three directors.


                           ARTICLE IX - INCORPORATORS

The name and address of each  incorporator  is:

         Name                               Address
         ----                               -------

         Barry A. Ellsworth                 1801 Meadow Moor
                                            Salt Lake City, UT  84117

         Karen J. Arthur                    2124 East 3300 South
                                            Salt Lake City, UT  84109

         Robert N. Wilkinson                Suite 800 Kennecott Bldg.
                                            Salt Lake City, UT  84133

DATED this 21st day of March, 1985.


                                            INCORPORATORS:

                                            /s/ Barry A. Ellsworth
                                            Barry A. Ellsworth

                                            /s/ Karen J. Arthur
                                            Karen J. Arthur

                                            /s/ Robert N. Wilkinson
                                            Robert N. Wilkinson

STATE OF UTAH                       )
                                    )   ss.
COUNTY OF SALT LAKE                 )

     On the 21st day of March, 1985, Barry A. Ellsworth, Karen J. Arthur and Robert N. Wilkinson personally appeared before me who, being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators and that the statements therein contained are true.

     DATED this 21st day of March, 1985.


                                            /s/ Patricia Roberts
                                            NOTARY PUBLIC
                                            -------------

My Commission Expires:                      Residing At:
02-01-88                                    Salt Lake City, Utah
--------                                    --------------------

                   ACTION BY UNANIMOUS WRITTEN CONSENT OF THE

                              BOARD OF DIRECTORS OF

                          ENERGROUP TECHNOLOGIES CORP.

     The undersigned, being all of the duly elected and incumbent directors of Energroup Technologies Corp., a Utah corporation (the "Company"), acting pursuant to Section 16-10a-821 of the Utah Revised Business Corporation Act, do hereby unanimously consent to and adopt the following resolutions, effective the 20th day of October, 1999:

     RESOLVED, that the Company amend Section 2.11 of its Bylaws as follows:

          Section 2.11 Written Consent to Action by Shareholders. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and to vote.

                                            /s/ James P. Doolin
                                            -------------------
                                            James P. Doolin

                                            /s/ Barry Richmond
                                            ------------------
                                            Barry Richmond

                                            /s/ Alycia Anthony
                                            ------------------
                                            Alycia Anthony

                                     BYLAWS
                                       OF
                       ENERGROUP TECHNOLOGIES CORPORATION


                                    ARTICLE I
                                     OFFICES

     Section 1.01
     Location of Offices.
     The corporation may maintain such offices within or without the State of Utah as the Board of Directors may from time to time designate or require.

     Section 1.02
     Principal Office.
     The address of the principal office of the corporation shall be at the address of the registered office of the corporation as so designated in the office of the Lieutenant Governor/Secretary of State of the state of incorporation, or at such other address as the Board of Directors shall from time to time determine.

                                   ARTICLE II
                                  SHAREHOLDERS

     Section 2.01
     Annual Meeting.
     The annual meeting of the shareholders shall be held in May of each year or at such other time designated by the Board of Directors and as is provided for in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

     Section 2.02
     Special Meetings.
     Special meetings of the shareholders may be called at any time by the chairman of the board, the president, or by the Board of Directors, or in their absence or disability, by any vice president, and shall be called by the president or, in his or her absence or disability, by a vice president or by the secretary on the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting, such written request to state the purpose or purposes of the meeting and to be delivered to the president, each vice-president, or secretary. In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same.

     Section 2.03
     Place of Meetings.
     The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation.

     Section 2.04
     Notice of Meetings.
     The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purposes of all meetings of the shareholders (whether annual or special), to be mailed at least ten (10) days, but not more than fifty (50) days, prior to the meeting, to each shareholder of record entitled to vote.

     Section 2.05
     Waiver of Notice.
     Any shareholder may waive notice of any meeting of shareholders (however called or noticed, whether or not called or noticed and whether before, during, or after the meeting), by signing a written waiver of notice or a consent to the holding of such meeting, or an approval of the minutes thereof. Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of call or notice regardless of whether waiver, consent, or approval is signed or any objections are made. All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

     Section 2.06
     Fixing Record Date.
     For the purpose of determining shareholders entitled to notice of or to vote at any annual meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, the Board of

Directors of the corporation may provide that the share transfer books shall be closed, for the purpose of determining shareholders entitled to notice of or to vote at such meeting, but not for a period exceeding fifty (50) days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at such meeting, such books shall be closed for at least ten (10) days immediately preceding such meeting.

     In lieu of closing the share transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof. Failure to comply with this Section shall not affect the validity of any action taken at a meeting of shareholders.

     Section 2.07
     Voting Lists.
     The officer or agent of the corporation having charge of the share transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder during the whole time of the meeting. The original share transfer book shall be prima facia evidence as to the shareholders who are entitled to examine such list or transfer books, or to vote at any meeting of shareholders.

     Section 2.08
     Quorum.
     One-half of the total voting power of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If a quorum is present, the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote on the subject shall constitute action by the shareholders, unless the vote of a greater number or voting by classes is required by the laws of the state of incorporation of the corporation or the Articles of Incorporation. If less than one-half of the outstanding voting power is represented at a meeting, a majority of the voting power represented by shares so present may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

     Section 2.09
     Voting of Shares.
     Each outstanding share of the corporation entitled to vote shall be entitled to one vote on each matter submitted to vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or series of stock are determined and specified as greater or lesser than one vote per share in the manner provided by the Articles of Incorporation.

     Section 2.10
     Proxies.
     At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such shares, as the case may be, as shown on the share transfer of the corporation or by his or her or her attorney thereunto duly authorized in writing. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting. In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held and the persons whose shares are pledged shall be entitled to vote, unless in the transfer by the pledge or on the books of the corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his or her proxy, may represent such shares and vote thereon.

     Section 2.11
     Written Consent to Action by Shareholders.
     Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                   ARTICLE III
                                    DIRECTORS

     Section 3.01
     General Powers.
     The property, affairs, and business of the corporation shall be managed by its Board of Directors. The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these Bylaws, vested solely in the shareholders of the corporation.

     Section 3.02
     Number, Term, and Qualifications.
     The Board of Directors shall consist of three to nine persons. Increases or decreases to said number may be made, within the numbers authorized by the Articles of Incorporation, as the Board of Directors shall from time to time determine by amendment to these Bylaws. An increase or a decrease in the number of the members of the Board of Directors may also be had upon amendment to these Bylaws by a majority vote of all of the shareholders, and the number of directors to be so increased or decreased shall be fixed upon a majority vote of all of the shareholders of the corporation. Each director shall hold office until the next annual meeting of shareholders of the corporation and until his or her successor shall have been elected and shall have qualified. Directors need not be residents of the state of incorporation or shareholders of the corporation.

     Section 3.03
     Classification of Directors.
     In lieu of electing the entire number of directors annually, the Board of Directors may provide that the directors be divided into either two or three classes, each class to be as nearly equal in number as possible, the term of office of the directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes.

     Section 3.04
     Regular Meetings.
     A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately following, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

     Section 3.05
     Special Meetings.
     Special meetings of the Board of Directors may be called by or at the request of the president, vice president, or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the Board of Directors called by them.

     Section 3.06
     Meetings by Telephone Conference Call.
     Members of the Board of Directors may participate in a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

     Section 3.07
     Notice.
     Notice of any special meeting shall be given at least ten (10) days prior thereto by written notice delivered personally or mailed to each director at his or her regular business address or residence, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     Section 3.08
     Quorum.
     A majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

     Section 3.09
     Manner of Acting.
     The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, and the individual directors shall have no power as such.

     Section 3.10
     Vacancies and Newly Created Directorship.
     If any vacancies shall occur in the Board of Directors by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled by election by the shareholders at the meeting at which the director or directors are removed.

     Section 3.11
     Compensation.
     By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 3.12
     Presumption of Assent.
     A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her or her dissent shall be entered in the minutes of the meeting, unless he or she shall file his or her or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 3.13
     Resignations.
     A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any. The resignation shall become effective on its acceptance by the Board of Directors; provided, that if the board has not acted thereon within ten days
(10) from the date presented, the resignation shall be deemed accepted.

     Section 3.14
     Written Consent to Action by Directors.
     Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

     Section 3.15
     Removal.
     At a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

                                   ARTICLE IV
                                    OFFICERS

     Section 4.01
     Number.
     The officers of the corporation shall be a president, one or more vice-presidents, as shall be determined by resolution of the Board of Directors, a secretary, a treasurer, and such other officers as may be appointed by the Board of Directors. The Board of Directors may elect, but shall not be required to elect, a chairman of the board and the Board of Directors may appoint a general manager.

     Section 4.02
     Election, Term of Office, and Qualifications.
     The officers shall be chosen by the Board of Directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors. Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his or her office until the next ensuing annual meeting of the Board of Directors and until his or her successor shall have been chosen and qualified, or until his or her death, or until his or her resignation or removal in the manner provided in these Bylaws. Any one person may hold any two or more of such offices, except that the president shall not also be the secretary. No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office. The chairman of the board, if any, shall be and remain a director of the corporation during the term of his or her office. No other officer need be a director.

     Section 4.03
     Subordinate Officers, Etc.
     The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the Board of Directors from time to time may determine. The Board of Directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties. Subordinate officers need not be shareholders or directors.

     Section 4.04
     Resignations.
     Any officer may resign at any time by delivering a written resignation to the Board of Directors, the president, or the secretary. Unless otherwise specified therein, such resignation shall take effect on delivery.

     Section 4.05
     Removal.
     Any officer may be removed from office at any special meeting of the Board of Directors called for that purpose or at a regular meeting, by vote of a majority of the directors, with or without cause. Any officer or agent appointed in accordance with the provisions of Section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the Board of Directors.

     Section 4.06
     Vacancies and Newly Created Offices.
     If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or new created offices may be filled by the Board of Directors at any regular or special meeting.

     Section 4.07
     The Chairman of the Board.
     The Chairman of the Board, if there be such an officer, shall have the following powers and duties.

     (a) He or she shall preside at all shareholders' meetings;

     (b) He or she shall preside at all meetings of the Board of Directors; and

     (c) He or she shall be a member of the executive committee, if any.

     Section 4.08
     The President.
     The president shall have the following powers and duties:

     (a) If no general manager has been appointed, he or she shall be the chief executive officer of the corporation, and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

     (b) If no chairman of the board has been chosen, or if such officer is absent or disabled, he or she shall preside at meetings of the shareholders and Board of Directors;

     (c) He or she shall be a member of the executive committee, if any;

     (d) He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

     (e) He or she shall have all power and shall perform all duties normally incident to the office of a president of a corporation, and shall exercise such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

     Section 4.10
     The Secretary.
     The secretary shall have the following powers and duties:

     (a) He or she shall keep or cause to be kept a record of all of the proceedings of the meetings of the shareholders and of the board or directors in books provided for that purpose;

     (b) He or she shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by statute;

     (c) He or she shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed, he or she may attest the same;

     (d) He or she shall assume responsibility that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed;

     (e) He or she shall have charge of the share books of the corporation and cause the share transfer books to be kept in such manner as to show at any time the amount of the shares of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the number of shares held by each holder and time when each became such holder or record; and he or she shall exhibit at all reasonable times to any director, upon application, the original or duplicate share register. He or she shall cause the share book referred to in Section 6.04 hereof to be kept and exhibited at the principal office of the corporation, or at such other place as the Board of Directors shall determine, in the manner and for the purposes provided in such Section;

     (f) He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

     (g) He or she shall perform in general all duties incident to the office of secretary and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

     Section 4.11
     The Treasurer.
     The treasurer shall have the following powers and duties:


     (a) He or she shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

     (b) He or she shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with Section 5.03 hereof;

     (c) He or she shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in Section 5.04 hereof) drawn on the authorized depositories of the corporation, and cause to be taken and preserved property vouchers for all monies disbursed;

     (d) He or she shall render to the Board of Directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of this transactions as treasurer, and render a full financial report at the annual meeting of the shareholders, if called upon to do so;

     (e) He or she shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any director on request during business hours;

     (f) He or she shall be empowered from time to time to require from all officers or agents of the corporation reports or statements given such information as he or she may desire with respect to any and all financial transactions of the corporation; and

     (g) He or she shall perform in general all duties incident to the office of treasurer and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

     Section 4.12
     General Manager.
     The Board of Directors may employ and appoint a general manager who may, or may not, be one of the officers or directors of the corporation. The general manager, if any, shall have the following powers and duties:

     (a) He or she shall be the chief executive officer of the corporation and, subject to the directions of the Board of Directors, shall have general charge of the business affairs and property of the corporation and general supervision over its officers, employees, and agents:

     (b) He or she shall be charged with the exclusive management of the business of the corporation and of all of its dealings, but at all times be subject to the control of the Board of Directors;

     (c) Subject to the approval of the Board of Directors or the executive committee, if any, he or she shall employ all employees of the corporation, or delegate such employment to subordinate officers, and shall have authority to discharge any person so employed; and

     (d) He or she shall make a report to the president and directors as often as required, setting forth the results of the operations under his or her charge, together with suggestions looking toward improvement and betterment of the condition of the corporation, and shall perform such other duties as the Board of Directors may require.

     Section 4.13
     Salaries.
     The salaries and other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 4.03 hereof. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he or she is also a director of the corporation.

     Section 4.14
     Surety Bonds.
     In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his or her hands.

                                    ARTICLE V
                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,
                         AND DEPOSIT OF CORPORATE FUNDS

     Section 5.01
     Execution of Instruments.
     Subject to any limitation contained in the Articles of Incorporation or these Bylaws, the president or any vice president or the general manager, if any, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors. The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these Bylaws, authorize in writing any officer or agent to execute and delivery any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

     Section 5.02
     Loans.
     No loans or advances shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

     Section 5.03
     Deposits.
     All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks and or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

     Section 5.04
     Checks, Drafts, Etc.
     All notes, drafts, acceptances, checks, endorsements, and, evidences of indebtedness of the corporation, subject to the provisions of these Bylaws, shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

     Section 5.05
     Bonds and Debentures.
     Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, should cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

     Section 5.06
     Sale, Transfer, Etc. of Securities.
     Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation, and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the president, or by any vice president, together with the secretary, or by any officer or agent thereunto authorized by the Board of Directors.

     Section 5.07
     Proxies.
     Proxies to vote with respect to shares of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice president and the secretary or assistant secretary of the corporation, or by any officer or agent thereunder authorized by the Board of Directors.

                                   ARTICLE VI
                                 CAPITAL SHARES

     Section 6.01
     Share Certificates.
     Every holder of shares in the corporation shall be entitled to have a certificate, signed by the president or any vice president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class or series of shares owned by him or her in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice president, secretary, or assistant secretary may be a facsimile. In case any officer who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate, shall cease to be officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it, or whose facsimile signature or signatures shall have been used thereon, has not ceased to be such officer. Certificates representing shares of the corporation shall be in such form as provided by the statutes of the state of incorporation. There shall be entered on the share books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof. Every certificate exchanged or returned to the corporation shall be marked "Canceled" with the date of cancellation.

     Section 6.02
     Transfer of Shares.
     Transfers of shares of the corporation shall be made on the books of the corporation by the holder of record thereof, or by his or her attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares. Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly, shall not be bound to recognize any legal, equitable, or other claim to or interest in such shares on the part of any other person whether or not it or they shall have express or other notice thereof.

     Section 6.03
     Regulations.
     Subject to the provisions of this Article VI and of the Articles of Incorporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for shares of the corporation.


     Section 6.04
     Maintenance of Stock Ledger at Principal Place of Business.
     A share book (or books where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the Board of Directors shall determine, containing the names, alphabetically arranged, of original shareholders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of shares held by each. Such share books shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

     Section 6.05
     Transfer Agents and Registrars.
     The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of the corporation, and may require all such certificates to bear the signature of either or both. The Board of Directors may from time to time define the respective duties of such transfer agents and registrars. No certificate for shares shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such shares, and until registered by a registrar, if at such date the corporation had a registrar for such shares.

     Section 6.06 Closing of Transfer Books and Fixing of Record Date.


     (a) The Board of Directors shall have power to close the share books of the corporation for a period of not to exceed fifty (50) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose.

     (b) In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

     (c) If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

     Section 6.07
     Lost or Destroyed Certificates.
     The corporation may issue a new certificate for shares of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

     Section 6.08
     No Limitation on Voting Rights; Limitation on Dissenter's Rights.
     To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the corporation elects not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the corporation or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of the corporation or from any other person and without regard to whether such shareholders has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the corporation issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the corporation. In particular, to the extent permitted under the laws of the state of incorporation, the corporation elects not to be governed by any such provision, including the provisions of the Utah Control Shares Acquisitions Act, Section 61-6-1 et seq., of the Utah Code Annotated, as amended, or any statute of similar effect or tenor.

                                   ARTICLE VII
                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

     Section 7.01
     How Constituted.
     The Board of Directors may designate an executive committee and such other committees as the Board of Directors may deem appropriate, each of which committees shall consist of two or more directors. Members of the executive committee and of any such other committees shall be designated annually at the annual meeting of the Board of Directors; provided, however, that at any time the Board of Directors may abolish or reconstitute the executive committee or any other committee. Each member of the executive committee and of any other committee shall hold office until his or her successor shall have been designated or until his or her resignation or removal in the manner provided in these Bylaws.

     Section 7.02
     Powers.
     During the intervals between meetings of the Board of Directors, the executive committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except for the power to fill vacancies in the Board of Directors or to amend these Bylaws, and except for such powers as by law may not be delegated by the Board of Directors to an executive committee.

     Section 7.03
     Proceedings.
     The executive committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and on such notice (or without notice) as it shall determine from time to time. It will keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

     Section 7.04
     Quorum and Manner of Acting.
     At all meeting of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have no powers as such.

     Section 7.05
     Resignations.
     Any member of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he or she is a member, if any shall have been appointed and shall be in office. Unless otherwise specified herein, such resignation shall take effect on delivery.

     Section 7.06
     Removal.
     The Board of Directors may at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

     Section 7.07
     Vacancies.
     If any vacancies shall occur in the executive committee or of any other committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, continue to act. Such vacancy may be filled at any meeting of the Board of Directors.

     Section 7.08
     Compensation.
     The Board of Directors may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of said committee.

                                  ARTICLE VIII
                         INDEMNIFICATION, INSURANCE, AND
                         OFFICER AND DIRECTOR CONTRACTS

     Section 8.01
     Indemnification: Third Party Actions.
     The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

     Section 8.02
     Indemnification: Corporate Actions.
     The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     Section 8.03
     Determination.
     To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith. Any other indemnification under Sections
8.01 and 8.02 hereof, shall be made by the corporation upon a determination that indemnification of the officer, director, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof. Such determination shall be made either
(i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding; or (ii) by independent legal counsel on a written opinion; or (iii) by the shareholders by a majority vote of a quorum of shareholders at any meeting duly called for such purpose.

     Section 8.04
     General Indemnification.
     The indemnification provided by this Section shall not be deemed exclusive of any other indemnification granted under any provision of any statute, in the corporation's Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs and legal representatives of such a person.

     Section 8.05
     Advances.
     Expenses incurred in defending a civil or criminal action, suit, or proceeding as contemplated in this Section may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director, officers, employee, or agent to repay such amount or amounts unless if it is ultimately determined that he or she is to indemnified by the corporation as authorized by this Section.

     Section 8.06
     Scope of Indemnification.
     The indemnification authorized by this Section shall apply to all present and future directors, officers, employees, and agents of the corporation and shall continue as to such persons who ceases to be directors, officers, employees, or agents of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of all such persons and shall be in addition to all other indemnification permitted by law.

     Section 8.07
     Insurance.
     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against any such liability and under the laws of the state of incorporation, as the same may hereafter be amended or modified.

                                   ARTICLE IX
                                   FISCAL YEAR

     The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                    ARTICLE X
                                    DIVIDENDS

     The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by the Articles of Incorporation and these Bylaws.

                                   ARTICLE XI
                                   AMENDMENTS

     All Bylaws of the corporation, whether adopted by the Board of Directors or the shareholders, shall be subject to amendment, alteration, or repeal, and new Bylaws may be made, except that;

     (a) No Bylaws adopted or amended by the shareholders shall be altered or repealed by the Board of Directors;

     (b) No Bylaws shall be adopted by the Board of Directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; provided, however that (i) if any Bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (ii) no amendment, alteration or repeal of this Article XI shall be made except by the shareholders.

                            CERTIFICATE OF SECRETARY

     The undersigned does hereby certify that he or she is the secretary of Energroup Technologies Corporation, a corporation duly organized and existing under and by virtue of the laws of the State of Utah; that the above and foregoing Bylaws of said corporation were duly and regularly adopted as such by the Board of Directors of the corporation at a meeting of the Board of Directors, which was duly and regularly held on the 20 day of October, 1999, and that the above and foregoing Bylaws are now in full force and effect.

     DATED THIS 20 day of October, 1999.

     /s/ ALYCIA ANTHONY
     Alycia Anthony, Secretary

Appendix E to Information Statement of Energroup Technologies Corporation


   Dissenters' Rights Provisions of the Utah Revised Business Corporation Act

16-10a-1301.   Definitions.
---------------------------
     For purposes of Part 13:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

     (7)   "Shareholder"   means  the  record   shareholder  or  the  beneficial
shareholder.

16-10a-1302.   Right to dissent.
--------------------------------
     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

     (a) consummation of a plan of merger to which the corporation is a party if:

     (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

     (ii) the  corporation is a subsidiary  that is merged with its parent under
Section 16-10a-1104;

     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b)  the  record  date  fixed  under   Section   16-10a-704   to  determine
shareholders entitled to sign writings consenting to the proposed corporate action; or

     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

     (c) cash in lieu of fractional shares; or

     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   Dissent by nominees and beneficial owners.
--------------------------------------------------------

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1321.   Demand for payment -- Eligibility and notice of intent.
---------------------------------------------------------------------

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

     (b) may not vote any of his shares in favor of the proposed action.

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under
Section 16-10a-1302 is authorized without a meeting of shareholders  pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders. (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.   Dissenters' notice.

     (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;


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


     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection
(1) is given;

     (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

     (g) be accompanied by a copy of this part.

16-10a-1323.   Procedure to demand payment.
------------------------------------------

     (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

     (a) cause the  corporation  to receive a payment  demand,  which may be the
payment  demand  form   contemplated  in  Subsection   16-10a-1322(2)(d),   duly
completed, or may be stated in another writing;

     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

     (c) if required by the corporation in the dissenters'  notice  described in
Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

     (3)  A  shareholder   who  does  not  demand   payment  and  deposit  share
certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324.   Uncertificated shares.

     (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.   Payment.

     (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

     (2) Each payment made pursuant to Subsection (1) must be accompanied by:

     (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

     (B) an income statement for that year;

     (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

     (D) the latest available interim financial statements, if any;

     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

     (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

     (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and (d) a copy of this part.


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


16-10a-1326.   Failure to take action.
-------------------------------------

     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327.   Special   provisions   relating  to  shares  acquired  after
---------------------------------------------------------------------------
announcement of proposed corporate action.
------------------------------------------

     (1) A  corporation  may,  with the  dissenters'  notice  given  pursuant to
Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328.   Procedure for shareholder dissatisfied with payment or offer.
---------------------------------------------------------------------------

     (1) A dissenter who has not accepted an offer made by a  corporation  under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

     (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

     (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.   Judicial appraisal of shares -- Court action.
-----------------------------------------------------------

     (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation  shall commence the proceeding  described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares.

All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

     (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

     (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.   Court costs and counsel fees.
-------------------------------------------

     (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

     (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.